FORUM FUNDS

MERK CURRENCY ENHANCED U.S. EQUITY FUND

(the “Fund”)

Supplement dated January 8, 2014 to the Prospectus dated August 1, 2013

On or about January 10, 2014, certain revisions to the Fund’s principal investment strategy will go into effect. The Fund’s policy to invest “at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equities, currencies and financial instruments that provide exposure to U.S. equities and currencies” has not changed.

The second paragraph in the section entitled “Principal Investment Strategies” on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The S&P 500 is a market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. To gain exposure to the S&P 500, the Fund typically invests principally in index-based ETPs and investment companies that track the S&P 500. The Fund also may seek exposure to the S&P 500 by investing directly in the common stocks of companies listed on the S&P 500 or indirectly in options, futures, options on futures and swaps. The performance of these equities and financial instruments in which the Fund invests is expected to correlate closely to the performance of the S&P 500. The Fund may remain invested in ETPs, other investment companies, S&P 500 common stocks, and S&P 500 derivatives, even when the S&P 500 is declining. The Fund may also purchase put options on the S&P 500 seeking to offset potential losses from the Fund's investment exposure to the S&P 500 thereby reducing the Fund’s exposure to market risk and volatility.

The second paragraph in the section entitled “Additional Information Regarding Principal Investment Strategies” on page 32 of the Prospectus is hereby deleted and replaced with the following:

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund may remain invested in ETFs, other investment companies, S&P 500 common stocks, and S&P 500 derivatives, even when the S&P 500 is declining. The Fund may also purchase put options on the S&P 500 seeking to offset potential losses from the Fund's investment exposure to the S&P 500 thereby reducing the Fund’s exposure to market risk and volatility.

* * *

For more information, please contact a Fund customer service representative toll free at (866) MERK FUND or (866) 637-5386

PLEASE RETAIN FOR FUTURE REFERENCE.

208-PSA-0114